FREEPORT-MCMORAN
COPPER & GOLD

1st Quarter 2009
Earnings Conference Call



Core Assets

FCX
LISTED
NYSE

April 22, 2009

www.fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold and molybdenum price changes, and projected EBITDA. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the forward-looking statements more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (SEC), as updated by our subsequent filings with the SEC.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

FREEPORT-McMoRAN COPPER & GOLD


Core Assets

Core Assets

2008 Annual Report Highlights


FREEPORT-McMoRAN COPPER & GOLD
Core Assets
FREEPORT-McMoRan COPPER & GOLD INC.
2008 Annual Report

- **Long-Lived Reserves with Growth Potential**
- **Geographically Diverse Operations**
- **Flexible Operating Structure**
- **Experienced Team**
- **Focused Strategy**

1Q09 Highlights

Sales Data	1Q09	1Q08
Copper		
Consolidated Volumes *(mm lbs)*	1,020	911
Average Realization *(per lb)*	$1.72	$3.69
Site Production & Delivery Unit Costs *(per lb)*	$1.07	$1.47
Unit Net Cash Costs *(per lb)*	$0.66	$1.06
Gold		
Consolidated Volumes *(000's ozs)*	545	280
Realization *(per oz)*	$904	$933
Molybdenum		
Consolidated Volumes *(mm lbs)*	10	20
Realization *(per lb)*	$11.52	$31.67
Financial Results *(in millions, except per share amounts)*		
Revenues (1)	$2,602	$5,672
Net Income Applicable to Common Stock (1, 2)	$43	$1,122
Diluted Earnings Per Share (1, 2)	$0.11	$2.64
Operating Cash Flows (3)	$(258)	$615
Capital Expenditures	$519	$508

(1) Includes unrealized gains totaling $19 mm ($19 mm to net income or $0.05/share) in 1Q09 and $18 mm ($11 mm to net income or $0.02/share) in 1Q08 on copper derivative contracts entered into in connection with certain of FCX's sales contracts with its U.S. copper rod customers. These contracts allow FCX to receive market prices in the month of shipment while the customer pays the fixed price they requested.

(2) Includes 1Q09 charges totaling $31 mm ($31 mm to net income or $0.08/share) associated with adjustments to environmental obligations, $25 mm ($22 mm to net income or $0.05/share) for restructuring and other costs associated with FCX's revised operating plans and $19 mm ($19 mm to net income or $0.05/share) for lower of cost or market molybdenum inventory adjustments, partly offset by reductions totaling $33 mm ($29 mm to net income or $0.07/share) for adjustments to 2008 incentive compensation costs.

(3) Includes working capital uses of $919 mm in 1Q09 and $1.4 bn in 1Q08.

FREEPORT-MCMORAN COPPER & GOLD

Core Assets

Quarterly Operating Highlights

1Q09 Unit Production Costs

(per pound of copper)

	North America	South America	Indonesia	**Consolidated**
Cash Unit Costs				
Site Production & Delivery(1)	$1.32	$1.00	$0.92	**$1.07**
Royalties(1)	-	-	0.07	**0.02**
Treatment Charges	0.08	0.14	0.20	**0.15**
By-product Credits	(0.18)	(0.11)	(1.34)	**(0.58)**
Unit Net Cash Costs (Credits)	$1.22	$1.03	$(0.15)	**$0.66**

Sales From Mines for 1Q by Region

North America



301
339
Cu
mm lbs
10 (2)
20 (2)
Mo
mm lbs
1Q09
1Q08
1Q09
1Q08

South America



350
365
Cu
mm lbs
Au
000's ozs
23
27
1Q09
1Q08
1Q09
1Q08

Indonesia



369
207
Cu
mm lbs
521
251
Au
000's ozs
1Q09
1Q08
1Q09
1Q08

(1) Profit sharing in South America included in production costs; severance taxes in North America included in production costs.
(2) Includes molybdenum from South America
NOTE: For a reconciliation of unit net cash cost per pound to production and delivery cost applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.

FREEPORT-MCMORAN
COPPER & GOLD

Achieving Cost Reductions

Site Production & Delivery Costs - Consolidated


Core Assets

- Revised Operating Plans
- Grasberg Ore Grades
- Aggressive Cost Management/Lower Input Costs

Consolidated

Site Production & Delivery

$ per pound


36% Reduction
$1.66
$1.07
3Q08
1Q09

Achieving Cost Reductions

Site Production & Delivery Costs – North America

- **Aggressive Cost Management**
- **Lower Input Costs**
  - Diesel prices down 50%
  - Power prices down 35%
  - Significant decline in acid costs

North America
Site Production & Delivery
$ per pound


$2.07
36% Reduction
$1.32
3Q08
1Q09


Core Assets

Provisional Pricing

- Under Established Commercial Arrangements, Copper Concentrates are Provisionally Priced when Shipped and are Subject to Final Pricing 1 to 4 Months Later
- Accounting Treatment for Provisional Sales

Earnings Impact

Provisionally Priced "Open Sales" are Recorded at Prevailing Future Prices Subject to Future Adjustments for Final Pricing

Cash Flow Impact

Customers Generally Pay 90% of Provisional Invoice at Time of Shipment and Amounts are Settled at Final Pricing

- During 1Q09, FCX had Final Settlements with Customers Totaling ~$600 mm Related to 2008 Sales, Which were Provisionally Invoiced at Higher Prices (P&L Impact was Recorded in 4Q08 Results)
- In Early April, FCX Locked in Prices of $1.86/lb on 355 mm lbs of PT-FI's March 31, 2009 Provisionally Priced Sales to Reduce Short-term Volatility in Earnings and Cash Flows
  - No Change in Long-Standing Policy of Not Hedging Future Copper Production

FREEPORT-McMoRAN COPPER & GOLD

Markets

Core Assets



000's Metric Tons
2,000
1,750
1,500
1,250
1,000
750
500
250
0
LME Copper Price
LME & COMEX Exchange Stocks*
400
350
300
250
200
150
100
50
0
Cents Per Pound
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$1,200
$1,000
$800
$600
$400
$200
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09

* Metals Week – Molybdenum Dealers Oxide Price

Operating Plan Overview

North & South America

- Reduced rates at Morenci, Safford and Tyrone
- Suspended operations at Chino; produce from leach pads
- Reduced mining rates in Candelaria/Ojos district

Molybdenum

- Reduced further with an approximate 40% reduction to Henderson's annual production, which totaled 40mm lbs in 2008
- Adjusted production plans at certain by-product mines, including Cerro Verde which produced 3mm lbs in 2008

All Operations

- Deferred projects & reduced manpower, costs and CAPEX
- Continue to refine & optimize plans and aggressively manage costs


Core Assets

Sales Profile 2007 - 2010e

Copper Sales (billion lbs)


5
4
3
2
1
0
3.9
4.1
3.9
3.8
2007 Pro Forma*
2008
2009e
2010e

Note: Consolidated copper sales include approximately 647 mm lbs in 2007, 699 mm lbs in 2008, 750 mm lbs in 2009e, and 740 mm lbs in 2010e for noncontrolling interest; excludes purchased copper

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)


3
2
1
0
2.3
1.3
2.3
2.1
2007 Pro Forma*
2008
2009e
2010e

Note: Consolidated gold sales include approximately 228 k oz in 2007, 134 k oz in 2008, 230 k oz in 2009e, and 210 k oz in 2010e for noncontrolling interest

Molybdenum Sales (million lbs)


100
80
60
40
20
0
69
71
50
60
2007 Pro Forma*
2008
2009e
2010e

e = estimate. Please see Cautionary Statement.

2009e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
1,020
955
960
975
1Q09
2Q09e
3Q09e
4Q09e

Note: Consolidated copper sales include approximately 174 mm lbs in 1Q09, 175 mm lbs in 2Q09e, 200 mm lbs in 3Q09e and 200 mm lbs in 4Q09e for noncontrolling interest; excludes purchased copper

Gold Sales (thousand ozs)


600
450
300
150
0
545
650
625
480
1Q09
2Q09e
3Q09e
4Q09e

Note: Consolidated gold sales include approximately 53 k oz in 1Q09, 65 k oz in 2Q09e, 60 k oz in 3Q09e and 50 k oz in 4Q09e for noncontrolling interest

Molybdenum Sales (million lbs)


25
20
15
10
5
0
10
11
14
15
1Q09
2Q09e
3Q09e
4Q09e

e = estimate. Please see Cautionary Statement.

2009e Sales and Unit Production Costs by Region

Core Assets

2009e Sales by Region (1)


North America
1,130
Cu mm lbs
50 (2)
Mo mm lbs
South America
1,370
Cu mm lbs
0.1
Au mm ozs
Indonesia
1,300
Cu mm lbs
2.2
Au mm ozs

(per pound of copper) Cash Unit Costs (3)	North America	South America	Indonesia	Consolidated (5)
Site Production & Delivery (4)	$1.31	$1.02	$1.11	$1.14
Royalties (4)	-	-	0.08	0.03
Treatment Charges	0.08	0.13	0.21	0.14
By-product Credits	(0.17)	(0.10)	(1.53)	(0.61)
Unit Net Cash Costs (Credits)	$1.22	$1.05	$(0.13)	$0.70

(1) 2009e sales also include 100 MM pounds from Africa
(2) Includes moly from South America
(3) Estimates assume average prices of $2.00/lb for copper, $900/oz for gold and $8/lb for molybdenum for the remainder of 2009. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(4) Production costs include profit sharing in South America and severance taxes in North America
(5) 2009 consolidated amounts exclude Africa
Note: e = estimate. See Cautionary Statement.

Exploration

2008

$248 million


North America
44%
South America
10%
4%
Indonesia
13%
Africa
29%
Australasia
& Other Areas

2009e

$75 million


22%
17%
7%
34%
20%

Activities focused on incorporating significant data obtained in 2008 into our future plans

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

EBITDA and Cash Flow at Various Copper Prices


Core Assets

2009e & 2010e Average Annual EBITDA

($900 Gold & $8 Molybdenum)


(US$ billions)
$8
$6
$4
$2
$0
Cu $1.50/lb
Cu $2.00/lb
Cu $2.50/lb

2009e & 2010e Average Annual Operating Cash Flow (excluding Working Capital)*

($900 Gold & $8 Molybdenum)


(US$ billions)
$5
$4
$3
$2
$1
$0
Cu $1.50/lb
Cu $2.00/lb
Cu $2.50/lb

**Excludes working capital changes. 2009e expected to be impacted by negative working capital totaling $600 million (at $2.00 copper) primarily associated with final settlement to customers on 2008 open pounds. Initiatives to reduce working capital requirements under way.*

Note: On an annual basis, each $50/oz change in gold approximates $100 million to EBITDA and $60 million to operating cash flow; each $2.00/lb of molybdenum equates to $100 million to EBITDA and $90 mm to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement

Sensitivities (2009e & 2010e Avg.)

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$375	$260
Molybdenum: -/+ $1.00/lb	$50	$45
Gold: -/+ $50/ounce	$100	$60
Diesel (1): -/+ 10%	$25	$15
Purchased Power (2): -/+ 10%	$40	$25
Currencies (3): +/- 10%	$110	$65

(1) $1.40/gallon base case assumption
(2) 6.8¢/kWh base case assumption
(3) 600 Chilean peso, 11,000 Indonesian rupiah, $0.70 Australian dollar, $1.35 Euro, 3.15 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)


Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.7
1.1
1.6
$1.3
0.6
0.7 (2)
$1.0
0.5
0.5 (3)
2008
2009e
2010e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions
(2) Includes Tenke development and Grasberg underground development
(3) Includes Grasberg underground development and El Abra sulfide
Note: Includes capitalized interest. e = estimate. Please see Cautionary Statement.

Tenke Fungurume

Development Project Update

- Construction and commissioning activities advanced; first copper produced in March as project entered start-up phase
- Construction activities focused on completing the cobalt and acid plants
- Ramp-up to full capacity in 2H09; aggregate annual production of 250MM lbs Cu & 18MM lbs Co
- $1.75 billion in aggregate capital costs; $1.6 billion incurred through 3/31
- Reserves at 12/31/08 of 119MM mt at 2.6% Cu & 0.35% Co (5.9 billion lbs Cu & 0.7 billion lbs Co); reserves expected to continue to increase



First Copper in March

FREEPORT-MCMORAN COPPER & GOLD

Tenke Fungurume
Development Project Update


Core Assets


Loaded Blanks
Ready for Stripping


Cathodes Ready for Shipment


SAG Mill
First Ore to Mill in March


Construction Site
1Q09
Stockpile
PLS
Ponds
Leach
& CCD
SAG
Acid
Plant
Cobalt
Plant
SX
EW


Sulphuric Acid Plant
Construction Activities Continue

Tenke Fungurume

- **World-class design & construction, using modern technology and international standards for environmental management, occupational safety and social responsibility**
- **Significant infrastructure investments, including upgrading national road & regional power systems**



Workers install a liner for the Tailings Storage Facility



Children use one of the additional potable water wells at Fungurume

- **Social & community programs continue to expand**
  - Local businesses
  - Agricultural initiatives
  - Malaria programs
  - Potable water wells
  - New medical facilities
  - New schools
- **Project will provide important benefits to the Congolese through employment & local services and to the DRC government through tax, royalty and dividend payments**

Underground Mine Development in Indonesia

Grasberg District Ore Bodies

- **Continuing underground development**
  - Big Gossan mine
  - Grasberg Block Cave
  - Expansion of the DOZ mine to 80,000 t/d with completion by 2010
- **~$160MM in aggregate capex for underground development in 2009**



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole
2,900 m elev
Big Gossan
DOZ
DMLZ
Kucing Liar Spur
MLA
Grasberg BC Spur
Big Gossan Spur
DMLZ Spur
N
Portals
(at Ridge Camp)
Common Infrastructure
2,500 m elev

FCX Debt Maturities 3/31/09

(US$ millions)


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$83
$24
$133
$105
$13
$353
6.875% Sen. Notes
$2,514
Floating Rate & 8.25% Senior Notes
$4,002
8.375% Senior Notes and PD Senior Notes
2009
2010
2011
2012
2013
2014
2015
Thereafter
Public Debt
All Other Debt

Total Debt & Cash at 3/31/09
(US$ billions)

Public Debt	$6.9
Other Debt	0.3
Total Debt	$7.2
Consolidated Cash	$0.6

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Aggressive Cost Management
- Capital Investments Will be Limited in Current Market Environment
- Near-Term Focus Will be on Protecting Liquidity While Preserving Large Mineral Resources and Growth Options
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary


Core Assets

- **World's Premier Publicly Traded Copper Company**
- **World's Largest Molybdenum Producer & Significant Gold Producer**
- **Long-lived Reserves, Geographically Diverse Operations**
- **Flexible Operating Structure Can Respond to Varying Market Conditions**
- **Significant Reserve Growth**

Reference Slides

Grasberg Open Pit


9N
8E
7S
9S
8S
N

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2009e-2013e

Copper, billion lbs | Gold, million ozs

2009e – 2013e PT-FI Share
Total: 6.1 billion lbs
Annual Average: 1.2 billion lbs

2009e – 2013e PT-FI Share
Total: 8.8 million ozs
Annual Average: 1.8 million ozs


2009e
1.3
2.2
2010e
1.4
2.0
2011e
1.0
1.5
2012e
1.0
0.9
2013e
1.4
2.2

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
1Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
2Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
3Q09
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2009

Copper Equivalent Cross Section

Core Assets



A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
4Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-McMoRan COPPER & GOLD

Mining Sequence in 2010

Copper Equivalent Cross Section

Core Assets


A
B
8E is the Primary Ore Pushback in 2010
9S
End 2009
8E
2010
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
9N is the Primary Ore Pushback in 2012
9S
9N*
End 2011
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Freeport-McMoRan Copper & Gold

Mining Sequence in 2013

Copper Equivalent Cross Section

Core Assets



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
End 2012
9N
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq